SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 1, 2001


              THE EMPIRE DISTRICT ELECTRIC COMPANY
       (Exact name of registrant as specified in charter)

                             Kansas
         (State or other jurisdiction of incorporation)

       1-3368                              44-0236370
 (Commission File Number)            (IRS Employer Identification Number)

 602 Joplin Street, Joplin, Missouri                         64801
 (Address of principal executive offices)                  (Zip Code)


 Registrant's telephone number, including area code: (417) 625-5100


                         Not applicable
 (Former name or former address, if changed since last report)
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Item 5  Other Events

         Attached hereto as Exhibit 99 is a press release  issued
by   the  Company  on  February  1,  2001  relating  to  Empire's declaration of dividends and earnings report and the election of executive vice president and vice president-finance.

                            SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE EMPIRE DISTRICT ELECTRIC COMPANY


                              By      /s/ R. B. Fancher
                                Name:   R. B. Fancher
                                Title:  Vice President - Finance

Dated:  February 1, 2001

                          Exhibit Index


 Exhibit
 Number             Description

   99               Press  Release dated February 1,  2001
                    relating  to  Empire's declaration  of
                    dividends and earnings report and  the
                    election  of executive vice  president
                    and vice president-finance.